SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 30, 1998
(Date of earliest event reported)

Commission File No. 333-45021




                      Norwest Asset Securities Corporation
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        Delaware                                 52-1972128
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(State of Incorporation)            (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                         21703
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Business of principal executive offices                        (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code





        (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events

     On March 30, 1998, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1998-6, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $347,388,200.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1998-6, Class A-PO Certificates (having an initial principal balance of $89,471.73), and Class B-4, Class B-5 and Class B-6 Certificates (having an aggregate initial principal balance of $2,802,528.45) (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.17% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in this Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates and Class A-PO Certificates.

     Interest on the Offered Certificates (other than the Class A-14 and Class A-PO Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the Principal Balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9,Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description

         (EX-4)                                      Pooling    and    Servicing
                                                     Agreement,   dated   as  of
                                                     March   30,   1998,   among
                                                     Norwest  Asset   Securities
                                                     Corporation,  Norwest  Bank
                                                     Minnesota,         National
                                                     Association,  United States
                                                     Trust  Company of New York,
                                                     as trustee, and First Union
                                                     National   Bank,  as  trust
                                                     administrator.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORWEST ASSET SECURITIES CORPORATION

March 30, 1998


                                    Alan S. McKenney
                                    Assistant Vice President

                                  INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.                 Description                         Electronic (E)


   (EX-4)         Pooling and Servicing Agreement,  dated as of       E
                  March 30, 1998 among Norwest Asset Securities
                  Corporation, Norwest Bank Minnesota, National
                  Association,  United  States Trust Company of
                  New  York,   as  trustee,   and  First  Union
                  National Bank, as trust administrator.